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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 17, 2000
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                        Total Renal Care Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                          1-4034                  51-0354549
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(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)            Identification No.)

  21250 Hawthorne Boulevard, Suite 800, Torrance, California    90503
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                  (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (310) 792-2600
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         (Former name or former address, if changed since last report.)
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Item 4.    Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

     On August 17, 2000, Total Renal Care Holdings, Inc. ("TRCH") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent audit firm.

     The audit reports of PWC on the consolidated financial statements of TRCH and subsidiaries for each of the years in the two-year period ended December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that (a) the report on the year ended December 31, 1999 contained a going concern explanatory paragraph because TRCH was not in compliance with certain debt covenants and the lenders had the ability to declare an event of default and an acceleration of amounts due and (b) the report on the year ended December 31, 1998 was updated in connection with the restatement of the consolidated financial statements for the year ended December 31, 1998, and included a reference to the non-compliance with the debt covenants as of December 31, 1999. On July 14, 2000 a restructuring of the credit facilities was completed and TRCH is now in compliance with its credit facility covenants.

     The decision to change the independent audit firm was recommended by TRCH's Audit Committee and approved by TRCH's Board of Directors.

     During the two fiscal years ended December 31, 1999, and the subsequent interim period through August 17, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PWC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such years.

     During the past two fiscal years and through August 17, 2000, PWC has not advised TRCH of any reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934), except that PWC had informed the Audit Committee in a letter dated May 20, 2000 that a reportable condition existed during fiscal year 1999 (but not as of year end 1999 closing) relating to the reconciliation of general ledger control accounts. The condition did not result in any disagreement or difference in opinion between TRCH and PWC.

     TRCH requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16 and is incorporated herein by reference.

(b) New Independent Accountants

     TRCH engaged KPMG LLP ("KPMG") as its new certifying accountant as of August 22, 2000. During the two most recent fiscal years and through the date of its engagement, TRCH has not consulted with KPMG regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934. TRCH has authorized PWC to respond fully to any inquiries from KPMG relating to its engagement as TRCH's independent accountant.
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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     16.  Letter from PricewaterhouseCoopers LLP re Change in Certifying
          Accountant

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TOTAL RENAL CARE HOLDINGS, INC.



Date:  August 23, 2000                    /s/  Richard K. Whitney
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                                         Richard K. Whitney
                                         Chief Financial Officer